--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                January 31, 2000



Dear Shareholder:

      After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

      Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the Trust's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein
--------------------                                    ------------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                January 31, 2000


Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Insured Municipal Term Trust Inc. ("the Trust") for the year ended December 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMT". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2010, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and NAV over the past year:


                               -----------------------------------------------------------------------
                                  12/31/99      12/31/98        CHANGE          HIGH           LOW
------------------------------------------------------------------------------------------------------
  STOCK PRICE                       $9.4375      $11.50        (17.93)%        $11.625        $9.00
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)            $10.60        $11.22         (5.53)%        $11.32        $10.60
------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve (the "Fed") adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed its tightening stance by adopting a neutral bias.

      U.S. Treasury yields rose dramatically during 1999, with the yield of the 30-year Treasury increasing by 139 basis points to close the year at 6.48%. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

      Municipals underperformed the taxable market during the year, posting a pre-tax -2.07% total return as measured by the LEHMAN MUNICIPAL BOND INDEX versus the LEHMAN AGGREGATE'S -0.83%. As interest rates rose to their highest level in four years during the third quarter of 1999, retail demand for municipal securities increased dramatically. This rise in municipal interest rates is directly related to the increase of alternative taxable investment spreads over Treasuries. Currently, municipals are substantially cheaper than their long-term average valuations as compared to Treasuries. Unlike the taxable market, which witnessed a surge of supply by issuers trying to avoid potential year-end market dislocations due to Y2K, the volume of new municipal issuance is down significantly from 1998's pace, creating a positive technical environment. We believe that the current market environment offers some of the most attractive investment opportunities in municipals in the last few years.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is managed to diversify exposure to various sectors, issuers, revenue sources and types of bonds. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

      Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

      The following chart compares the Trust's current and December 31, 1998 asset composition:

  ----------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
  ----------------------------------------------------------------------------
     SECTOR                          DECEMBER 31, 1999    DECEMBER 31, 1998
  ----------------------------------------------------------------------------
     City, County and State                   23%                 24%
  ----------------------------------------------------------------------------
     Hospital                                 16%                 17%
  ----------------------------------------------------------------------------
     Water & Sewer                            16%                 15%
  ----------------------------------------------------------------------------
     Utility/Power                            12%                 11%
  ----------------------------------------------------------------------------
     Education                                12%                 11%
  ----------------------------------------------------------------------------
     Tax Revenue                               6%                  7%
  ----------------------------------------------------------------------------
     Lease Revenue                             6%                  6%
  ----------------------------------------------------------------------------
     Transportation                            4%                  4%
  ----------------------------------------------------------------------------
     Housing                                   3%                  3%
  ----------------------------------------------------------------------------
     Miscellaneous Revenue                     2%                  2%
  ----------------------------------------------------------------------------

      As a result of an internal reorganization, effective January 1, 2000, BlackRock Advisors, Inc has replaced BlackRock Financial Management, Inc., a wholly-owned subsidiary of BlackRock Advisors, Inc. as the Advisor of the Trust. The investment management and other personnel responsible for providing services to the Trust did not change as a result of the reorganization. We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,




/s/ Robert S. Kapito                     /s/ Kevin Klingert
--------------------                     ------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                  BMT
--------------------------------------------------------------------------------
 Initial Offering Date:                                        February 20, 1992
--------------------------------------------------------------------------------
 Closing Stock Price as of 12/31/99:                                $9.4375
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/99:                                   $10.60
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 12/31/99 ($9.4375)1:             6.62%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share2:                    $0.05208
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share2:                 $0.62496
--------------------------------------------------------------------------------


-----------------
  1 Yield  on  Closing  Stock Price is calculated  by dividing the current annualized distribution per share by the closing stock price per share. 2 Dividend is not constant and is subject to change.


------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                             OPTION CALL
  RATING*   AMOUNT                                                                                PROVISIONS+        VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                    (UNAUDITED)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--145.2%
                     ALABAMA--1.1%
   AAA   $  3,000++  Mobile Cnty., G.O., 6.70%, 2/01/00, MBIA                                           N/A       $  3,065,520
                                                                                                                   -----------
                     ARIZONA--1.6%
   AAA      4,180    University of Arizona Med. Ctr. Hosp. Rev., 6.25%, 7/01/10, MBIA ...........   7/02 @ 102       4,379,762
                                                                                                                   -----------
                     CALIFORNIA--10.5%
                     California St., G.O., FGIC,
   AAA      4,355++    6.80%, 11/01/04 ..........................................................       N/A          4,820,724
   AAA        145      6.80%, 11/01/10 ..........................................................   11/04 @ 102        159,004
   AAA      3,400++  California St. Pub. Wks., 6.60%, 12/01/02, AMBAC ...........................       N/A          3,652,008
   AAA      6,100    Contra Costa Trans. Auth., 6.50%, 3/01/09, FGIC ............................       ETM          6,366,143
   AAA      3,500    Eastern. Mun. Wtr. Dist., 6.50%, 7/01/09, FGIC .............................   7/01 @ 101       3,618,650
   AAA      3,065    Los Angeles Cnty. Leasing Corp., 6.05%, 12/01/10, AMBAC ....................  No Opt. Call      3,286,324
   AAA      3,000++  San Francisco Bay Area Rapid Trans., 6.75%, 7/01/00, AMBAC .................       N/A          3,099,420
   AAA      3,500    Sonoma Cnty. Correct. Fac., C.O.P., 6.10%, 11/15/12, AMBAC .................   11/02 @ 102      3,687,915
                                                                                                                   -----------
                                                                                                                    28,690,188
                                                                                                                   -----------
                     DISTRICT OF COLUMBIA--1.3%
   AAA      3,500++  District of Columbia, G.O., Ser. A, 6.875%, 6/01/00, MBIA ..................       N/A          3,607,240
                                                                                                                   -----------
                     FLORIDA--9.3%
   AAA     10,750++  Broward Cnty. Sch. Bd., 6.50%, 7/01/02, AMBAC ..............................       N/A         11,424,993
   AAA     12,195    Jacksonville Excise Tax Rev., 6.50%, 10/01/10, AMBAC .......................   10/02 @ 102     12,911,578
   AAA      1,000    Volusia Cnty. Edl. Fac., 6.50%, 10/15/10, CONNIE LEE .......................   10/02 @ 102      1,059,280
                                                                                                                   -----------
                                                                                                                    25,395,851
                                                                                                                   -----------
                     GEORGIA--1.9%
   AAA      5,000    Henry Cnty. Hosp. Auth. Rev., 6.375%, 7/01/09, FGIC ........................   7/02 @ 102       5,224,650
                                                                                                                   -----------
                     ILLINOIS--13.2%
   AAA      1,645    Chicago, Res. Mtg. Rev., Zero Coupon, 10/01/09, MBIA .......................  No Opt. Call        837,601
                     Cook Cnty., G.O., MBIA,
   AAA      7,000++    Ser. A, 6.50%, 11/15/02 ..................................................       N/A          7,465,430
   AAA      4,500++    7.00%, 11/01/00 ..........................................................       N/A          4,691,880
   AAA      5,000++  Cook Cnty., Community Schs., 6.50%, 1/01/02, FGIC ..........................       N/A          5,173,750
   AAA      5,000++  Illinois Edl. Fac. Auth. Rev., 5.70%, 7/01/05, FGIC ........................       N/A          5,090,250
                     Illinois Hlth. Fac. Auth. Rev., FGIC,
   AAA      3,000++    Ser. A, 6.75%, 1/01/00 ...................................................       N/A          3,060,000
   AAA      1,750++    Ser. C, 6.75%, 1/01/00 ...................................................       N/A          1,785,000
   AAA      7,980    Kendell Kane & Will Cnty. Sch. Dist., 6.25%, 9/01/11, FGIC .................   9/01 @ 100       8,135,929
                                                                                                                   -----------
                                                                                                                    36,239,840
                                                                                                                   -----------
                     INDIANA--3.1%
   AAA      1,340    Columbus Sch. Bd., Ser. A, 6.625%, 7/01/11, AMBAC ..........................   7/02 @ 102       1,412,440
   AAA      3,750    Indiana St. Edl. Fac. Auth. Rev., Ser. A, 6.60%, 1/01/11, MBIA .............   1/02 @ 102       3,911,325
   AAA      3,000++  Monroe Cnty. Hosp. Auth. Rev., Bloomington Hosp., 6.65%, 5/01/02, MBIA .....      N/A           3,156,000
                                                                                                                   -----------
                                                                                                                     8,479,765
                                                                                                                   -----------

                       See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                             OPTION CALL
  RATING*   AMOUNT                                                                                PROVISIONS+        VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                    (UNAUDITED)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------
                     LOUISIANA--6.6%
   AAA    $14,385++  Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC, ......................       N/A        $ 15,215,302
   AAA      2,905++  New Orleans Pub. Impt., G.O., 6.60%, 9/01/02, FGIC .......................       N/A           3,043,278
                                                                                                                  -----------
                                                                                                                   18,258,580
                                                                                                                  -----------
                     MASSACHUSETTS--16.4%
   AAA      2,100++  Boston, G.O., Ser. A, 6.50%, 7/01/02, AMBAC ..............................       N/A           2,212,518
                     Massachusetts St., G.O.,
    AAA     7,865++    Ser. C, 6.70%, 11/01/04, FGIC ..........................................       N/A           8,584,647
   AAA        780++    Ser. C, 6.75%, 8/01/01, AMBAC ..........................................       N/A             821,839
   AAA        440      Ser. C, 6.75%, 8/01/09, AMBAC ..........................................   8/01 @ 102          461,336
   AAA      2,350++    Ser. D, 6.00%, 7/01/01, MBIA ...........................................       N/A           2,402,396
                     Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., Ser. C,
   AAA      2,000++    6.50%, 7/01/02, FGIC ...................................................       N/A           2,125,580
   AAA      3,250++    7.25%, 7/01/00, MBIA ...................................................       N/A           3,363,555
                     Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., So. Shore Hosp.,
   AAA      3,275++    Ser. D, 6.50%, 7/01/02, MBIA ...........................................       N/A           3,480,637
   AAA      1,725      Ser. D, 6.50%, 7/01/10, MBIA ...........................................  No Opt. Call       1,818,668
                     Massachusetts St. Hsg. Fin. Agcy., FNMA,
   AAA      5,000      Ser. H, 6.75%, 11/15/12 ................................................   11/03 @ 102       5,230,300
   AAA      5,500      Residential Dev., Ser. A, 6.875%, 11/15/11 .............................   5/02 @ 102        5,805,470
   AAA        600      Residential Dev., Ser. C, 6.875%, 11/15/11 .............................   5/02 @ 102          633,324
   AAA      7,630    Massachusetts St. Wtr. Res., Ser. B, 6.25%, 11/01/10, MBIA ...............   11/02 @ 102       8,022,640
                                                                                                                  -----------
                                                                                                                   44,962,910
                                                                                                                  -----------
                     MICHIGAN--4.0%
   AAA      2,375++  Chippewa Valley, Sch. Bldg. & Site Rev., 6.375%, 5/01/01, FGIC ...........       N/A           2,464,324
   AAA        900    Michigan Mun. Bd. Auth. Rev., Ser. A, 6.50%, 11/01/12, MBIA ..............   11/02 @ 102         950,211
                     Michigan Mun. Bd. Auth. Rev., Ser. G, AMBAC,
   AAA      1,310++    6.45%, 11/01/04 ........................................................       N/A           1,423,394
   AAA        730      6.45%, 11/01/07 ........................................................   11/04 @ 102         781,487
   AAA      1,320++    6.65%, 11/01/04 ........................................................       N/A           1,445,505
   AAA        730      6.65%, 11/01/09 ........................................................   11/04 @ 102         783,429
   AAA      3,000    Western Township Util. Auth. Swr. Dist. Sys. Rev., 6.50%, 1/01/10, FSA ...   1/02 @ 100        3,075,600
                                                                                                                  -----------
                                                                                                                   10,923,950
                                                                                                                  -----------
                     MISSISSIPPI--0.7%
   AAA      1,800    Harrison Cnty. Waste Wtr. Mgmt., 6.75%, 2/01/11, FGIC ....................    2/01@ 102        1,864,242
                                                                                                                  -----------
                     NEVADA--7.1%
   AAA      5,215++  Clark Cnty. Arpt., 6.25%, 6/01/01, FGIC ..................................       N/A           5,343,393
   AAA      4,000++  Clark Cnty., G.O., Ser. A, 6.50%, 6/01/02, AMBAC .........................       N/A           4,240,800
                     Clark Cnty. Sch. Dist.,
   AAA      4,185++    6.75%, 12/15/04, FGIC ..................................................       N/A           4,575,293
   AAA      5,175++    Ser. A, 7.00%, 6/01/01, MBIA ...........................................       N/A           5,403,373
                                                                                                                  -----------
                                                                                                                   19,562,859
                                                                                                                  -----------
                     NEW JERSEY--0.8%
   AAA      2,000    Hudson Cnty. Correct. Fac., C.O.P., 6.50%, 12/01/11, MBIA ................  6/02 @ 101.5       2,096,040
                                                                                                                  -----------
                     NEW YORK--11.2%
   AAA      4,500++  New York City, G.O., Ser. B, 6.95%, 8/15/04, MBIA ........................       N/A           4,933,755
                     New York St. Env. Fac. Corp. P.C.R.,
   AAA      6,155      6.70%, 5/15/09 .........................................................   11/04 @ 102       6,709,812
   AAA      4,965      6.80%, 5/15/10 .........................................................   11/04 @ 102       5,426,993


                       See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                             OPTION CALL
  RATING*   AMOUNT                                                                                PROVISIONS+        VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                    (UNAUDITED)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------
                     NEW YORK--(CONTINUED)
                     New York St. Medicare Fac. Rev., AMBAC,
   AAA    $ 9,715++    6.60%, 2/15/05                                                                 N/A        $ 10,609,460
   AAA      2,695++    6.625%, 2/15/05                                                                N/A           2,946,147
                                                                                                                  -----------
                                                                                                                   30,626,167
                                                                                                                  -----------
                     OHIO--6.1%
   AAA     12,000++  Cleveland Wtrwks. Rev., First Mtg., Ser. F, 6.50%, 1/01/02, AMBAC, .......       N/A          12,643,080
   AAA      3,900    Lucas Cnty. Hosp. Impt. Rev., St. Vincent Med. Ctr.,
                       6.50%, 8/15/12, MBIA ...................................................    8/02 @ 102       4,116,723
                                                                                                                  -----------
                                                                                                                   16,759,803
                                                                                                                  -----------
                     OKLAHOMA--2.2%
   AAA      5,725    Oklahoma City Wtr. Util. Tr., Wtr. & Sewer. Rev., Ser. B, 6.375%,
                       7/01/12, MBIA ..........................................................    7/02 @ 100       5,921,940
                                                                                                                  -----------
                     PENNSYLVANIA--6.1%
   AAA      5,000    Dauphin Cnty. Gen. Auth. Hosp. Rev., 6.25%, 7/01/08, MBIA ................   7/02 @ 102        5,224,600
   AAA      2,100    Philadelphia Wtr. & Waste Rev., Ser. A, 5.625%, 6/15/08, AMBAC ...........  No Opt. Call       2,157,666
   AAA      6,005++  Pittsburgh, G.O., Ser. D, 6.00%, 9/01/02, AMBAC ..........................       N/A           6,308,133
   AAA      3,000++  Pittsburgh Wtr. & Swr., 6.75%, 9/01/01, FGIC .............................       N/A           3,163,530
                                                                                                                  -----------
                                                                                                                   16,853,929
                                                                                                                  -----------
                     RHODE ISLAND--4.6%
                     Rhode Island Clean Wtr. Protn. Fin. Agcy., P.C.R., Revolving Fd.
                       Pooled Ln., Issue A, MBIA,
   AAA      2,155++    6.70%, 10/01/02 ........................................................       N/A           2,304,040
   AAA        235      6.70%, 10/01/10 ........................................................   10/02 @ 102         248,197
   AAA     10,000++  Rhode Island St. Pub. Bldgs. Auth., St. Pub. Proj. Rev., Ser. A,
                       6.75%, 2/01/00, AMBAC ..................................................       N/A          10,218,400
                                                                                                                  -----------
                                                                                                                   12,770,637
                                                                                                                  -----------
                     SOUTH CAROLINA--8.6%
                     Piedmont Mun. Pwr. Agcy. Elec. Rev.,
   AAA     14,925      6.30%, 1/01/11, MBIA ...................................................   1/03 @ 102       15,586,327
   AAA      7,900      6.50%, 1/01/11, FGIC ...................................................   1/01 @ 102        8,147,902
                                                                                                                  -----------
                                                                                                                   23,734,229
                                                                                                                  -----------
                     TEXAS--17.5%
                     Austin Util. Sys. Rev. Comb., Ser A., FGIC,
   AAA      7,475++    6.00%, 5/15/00 .........................................................       N/A           7,528,671
   AAA      1,055      6.00%, 5/15/10 .........................................................   5/00 @ 100        1,058,249
   AAA      1,580    Dallas Cnty. Road Imp., G.O., 5.625%, 8/15/10 ............................   8/01 @ 100        1,593,793
   AAA      2,500    Dallas Ft. Worth Regl. Arpt. Rev., Ser. A, 7.375%, 11/01/10, FGIC ........   5/04 @ 102        2,771,450
   AAA      8,000    El Paso Impt. Auth. Rev., G.O., Ser. A, 6.375%, 8/15/10, FGIC ............  No Opt. Call       8,287,360
                     Harris Cnty., Toll Road, FGIC,
   AAA      2,585      Ser. B, Zero Coupon, 8/15/08 ...........................................  No Opt. Call       1,630,541
   AAA      6,310++    Sr. Lien, Ser. A, 6.50%, 8/15/02 .......................................       N/A           6,710,306
   AAA      4,775      Sr. Lien, Ser. A, 6.50%, 8/15/11 .......................................   8/02 @ 102        5,030,701
   AAA     10,440    Houston Wtr. & Swr. Sys., Ser. C, Zero Coupon, 12/01/10, AMBAC ...........  No Opt. Call       5,733,648
   AAA      1,840++  North Texas Mun. Wtr. Dist., 6.50%, 6/01/03, MBIA ........................       N/A           1,941,826
   AAA               Texas Mun. Pwr. Agcy., Rev., Ser. A,
            4,000      5.50%, 9/01/10, MBIA ...................................................       N/A           4,062,440
            1,500      6.75%, 9/01/12, AMBAC ..................................................   9/01 @ 102        1,570,200
                                                                                                                  -----------
                                                                                                                   47,919,185
                                                                                                                  -----------


                       See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                             OPTION CALL
  RATING*   AMOUNT                                                                                PROVISIONS+        VALUE
(UNAUDITED)  (000)                                 DESCRIPTION                                    (UNAUDITED)       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------
                     UTAH--1.2%
   AAA    $ 1,450    Salt Lake City. Mun. Bldg. Lease Rev., 6.15%, 10/01/10, MBIA ..............   10/04 @ 101    $ 1,507,623
   AAA      3,175    Salt Lake City Wtr. Conservancy, Zero Coupon, 10/01/10, AMBAC .............  No Opt. Call      1,759,744
                                                                                                                  -----------
                                                                                                                    3,267,367
                                                                                                                  -----------
                     VIRGINIA--3.6%
                     Peninsula Port Auth., Riverside Hlth. Sys., MBIA,
   AAA      6,000++    Proj. A, 6.625%, 7/01/02 ................................................       N/A          6,386,880
   AAA      3,380      Proj. B, 6.625%, 7/01/10 ................................................   7/02 @ 102       3,566,001
                                                                                                                  -----------
                                                                                                                    9,952,881
                                                                                                                  -----------
                     WASHINGTON--5.7%
   AAA      4,650++  Port of Seattle Rev., 6.60%, 8/01/02, MBIA ................................       N/A          4,953,366
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA     12,905      Zero Coupon, 7/01/10, MBIA ..............................................  No Opt. Call      7,177,632
   AAA      3,500++    Nuclear Proj. No. 2, Ser. A, 7.00%, 7/01/00, FGIC .......................       N/A          3,617,215
                                                                                                                  -----------
                                                                                                                   15,748,213
                                                                                                                  -----------
                     WISCONSIN--0.8%
   AAA      2,000++  Wisconsin St. Hlth. & Edl. Fac. Auth. Rev., Wausau Hosp. Inc., Ser. A,
                       6.625%, 2/15/01, AMBAC ..................................................       N/A          2,085,280
                                                                                                                  -----------
                     Total Investments--145.2% (cost $374,823,787) .............................                  398,391,028
                     Other assets in excess of liabilities--2.2% ...............................                    5,928,521
                     Liquidation value of preferred stock--(47.4)% .............................                 (130,000,000)
                                                                                                                  -----------
                     Net Assets Applicable to Common Shareholders--100% ........................                 $274,319,549
                                                                                                                  ===========

-------------------
   * Using the higher of Standard & Poor's or Moody's rating.
   + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
  ++ This bond is prerefunded. See glossary for definition.



---------------------------------------------------------------------------------------------------------------------------
                              THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
            AMBAC-- American Municipal Bond Assurance Corporation      FNMA-- Federal National Mortgage Association
       CONNIELEE -- College Construction Loan Insurance Association     FSA-- Financial Security Assurance
           C.O.P.-- Certificate of Participation                       MBIA-- Municipal Bond Insurance Association
              ETM-- Escrowed to Maturity                             P.C.R.-- Pollution Control Revenue
             FGIC-- Financial Guaranty Insurance Company
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
-------------------------------------------------------------------------

ASSETS
Investments, at value (cost $374,823,787)
  (Note 1) ............................................      $398,391,028
Cash ..................................................            19,211
Interest receivable ...................................         7,624,795
Other assets ..........................................            13,602
                                                             ------------
                                                              406,048,636
                                                             ------------
LIABILITIES
Dividends payable--common stock .......................         1,348,124
Investment advisory fee payable (Note 2) ..............           120,957
Dividends payable--preferred stock ....................            73,689
Administration fee payable (Note 2) ...................            34,559
Other accrued expenses ................................           151,758
                                                             ------------
                                                                1,729,087
                                                             ------------
NET INVESTMENT ASSETS .................................      $404,319,549
                                                             ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ................................      $    258,856
    Paid-in capital in excess of par ..................       239,833,688
  Preferred stock (Note 4) ............................       130,000,000
                                                             ------------
                                                              370,092,544
  Undistributed net investment income .................        10,984,368
  Accumulated net realized loss .......................          (324,604)
  Net unrealized appreciation .........................        23,567,241
                                                             ------------
  Net investment assets, December 31, 1999 ............      $404,319,549
                                                             ============
  Net assets applicable to common shareholders ........      $274,319,549
                                                             ============
Net asset value per common share:
  ($274,319,549O25,885,639 shares of
  common stock issued and outstanding) ................            $10.60
                                                                   ======

-------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ........................       $24,654,568
                                                              -----------
Operating expenses
  Investment advisory .................................         1,450,519
  Administration ......................................           414,434
  Auction agent .......................................           325,000
  Custodian ...........................................           111,000
  Reports to shareholders .............................            77,000
  Directors ...........................................            73,000
  Independent accountants .............................            45,000
  Registration ........................................            32,000
  Transfer agent ......................................            31,000
  Legal ...............................................            29,000
  Miscellaneous .......................................            91,255
                                                              -----------
  Total expenses ......................................         2,679,208
                                                              -----------
Net investment income .................................        21,975,360
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain on investments ......................            27,290
Net change in unrealized appreciation on
  investments .........................................       (17,696,367)
                                                              -----------
Net loss on investments ...............................       (17,669,077)
                                                              -----------
NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ......................        $4,306,283
                                                              ===========


                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31,
                                                                                         ----------------------------
                                                                                            1999             1998
                                                                                         -----------      -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
  Net investment income ...........................................................      $21,975,360     $ 21,924,387
  Net realized gain on investments ................................................           27,290           16,839
  Net change in unrealized appreciation on investments ............................      (17,696,367)        (813,183)
                                                                                         -----------      -----------
  Net increase in net investment assets resulting from operations .................        4,306,283       21,128,043
                                                                                         -----------      -----------
Dividends:
  To common shareholders from net investment income ...............................      (16,177,181)     (16,177,201)
  To preferred shareholders from net investment income ............................       (4,278,809)      (4,443,277)
                                                                                         -----------      -----------
  Total dividends .................................................................      (20,455,990)     (20,620,478)
                                                                                         -----------      -----------
    Total increase (decrease) .....................................................      (16,149,707)         507,565
                                                                                         -----------      -----------
NET INVESTMENT ASSETS
Beginning of year .................................................................      420,469,256      419,961,691
                                                                                         -----------      -----------
End of year  (including undistributed net investment income of
  $10,984,368 and $9,464,998, respectively) .......................................     $404,319,549     $420,469,256
                                                                                         ===========      ===========

                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------
                                                                  1999         1998        1997        1996        1995
                                                                  ----         ----        ----        ----        ----
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ..........................   $  11.22     $  11.20    $  10.87    $  11.02    $   9.73
                                                                --------     --------    --------    --------    --------
Net investment income .......................................        .85          .85         .84         .83         .84
Net realized and unrealized gain (loss) on investments ......       (.68)        (.03)        .29        (.18)       1.27
                                                                --------     --------    --------    --------    --------
Net increase from investment operations .....................        .17          .82        1.13         .65        2.11
                                                                --------     --------    --------    --------    --------
Dividends from net investment income to:
  Common shareholders .......................................       (.62)        (.62)       (.62)       (.62)       (.62)
  Preferred shareholders ....................................       (.17)        (.18)       (.18)       (.18)       (.20)
                                                                --------     --------    --------    --------    --------
Total dividends .............................................       (.79)        (.80)       (.80)       (.80)       (.82)
                                                                --------     --------    --------    --------    --------
Net asset value, end of year* ...............................   $ 10.60      $  11.22    $  11.20    $  10.87    $  11.02
                                                                =======      ========    ========    ========    ========
Market value, end of year* ..................................   $   9.44     $  11.50    $  11.00    $  10.13    $  10.00
                                                                ========     ========    ========    ========    ========
TOTAL INVESTMENT RETURN .....................................     (12.92)       10.53%      15.22%       7.59%      25.31%
                                                                ========     ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS:
Expenses++ ..................................................        .94%         .93%        .94%        .97%        .96%
Net investment income before preferred stock dividends++ ....       7.74%        7.56%       7.66%       7.66%       7.97%
Preferred stock dividends ...................................       1.51%        1.53%       1.62%       1.61%       1.87%
Net investment income available to common shareholders ......       6.23%        6.03%       6.04%       6.05%       6.10%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ....   $284,075     $290,004    $283,531    $281,521    $272,868
Portfolio turnover rate .....................................          0%           0%          1%          1%          1%
Net assets of common shareholders, end of year (in thousands)   $274,320     $290,469    $289,962    $281,470    $285,226
Preferred stock outstanding (in thousands) ..................   $130,000     $130,000    $130,000    $130,000    $130,000
Asset coverage per share of preferred stock,
  end of year ...............................................   $ 77,768     $ 80,868    $ 80,768    $ 79,132    $ 79,898

--------------------
   * Net asset value and market value are published in BARRON'S each Saturday and THE WALL STREET JOURNAL on Monday.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock, relative to the average net assets of common stockholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION &          The BlackRock Insured Municipal Term  Trust Inc.
ACCOUNTING                      (the "Trust"),  was  organized  in  Maryland  on
POLICIES                        December 23, 1991 as  a diversified,  closed-end
                                management   investment  company.  The   Trust's
investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2010 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

The following is a summary of significant  accounting  policies  followed by the
Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term  securities  having a  remaining  maturity  of 60 days or less are
valued  at  amortized  cost,  which   approximates   market  value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS             The Trust has an  Investment  Advisory  Agreement
                               with  BlackRock  Financial  Management, Inc. (the
"Advisor"), a wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), which is a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other than  short-term  investments,  for the year
                              ended December 31, 1999  aggregated $5,325,920 and
$1,174,440, respectively.

   The federal income tax basis of the Trust's investments at December 31, 1999 was the same as the basis for financial reporting, and accordingly, net unrealized appreciation for federal income tax purposes was $23,567,241 (gross unrealized appreciation--$23,651,465; gross unrealized depreciation--$84,224).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1999 of approximately $325,000 of which $279,000 will expire in 2003 and $46,000 will expire in 2005. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL               There are 200 million shares  of  $.01  par  value
                              common stock authorized. Of the 25,885,639  common
shares outstanding at December 31, 1999, the Advisor owned 10,583 shares. As of December 31, 1999, there were 5,200 preferred shares outstanding as follows:
2,600 shares of Series M7 and M28, respectively.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 27, 1992, the Trust reclassified 2,600 shares of common stock and issued two series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series M7--1,300 shares and Series M28--1,300 shares. The Preferred Stock has A liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995, shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series M7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series M28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.40% to 5.03% for the year ended December 31, 1999.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent  to  December 31,  1999,  the  Board of
                              Directors of the  Trust  declared  dividends  from
undistributed earnings of $0.05208 per common share payable February 1, 2000 to shareholders of record on January 14, 2000.

   For the period January 1, 2000 through January 31, 2000, dividends declared on preferred shares totalled $446,208 in aggregate for the two outstanding preferred share series.

NOTE 6. SUBSEQUENT            Subsequent   to   year-end,  the  Trust  will   be
EVENT                         issuing 1,616 shares  of  Auction  Rate  Municipal
                              Preferred   Stock,  series  M7,  at  an  aggregate
offering price of $40,400,000. The liquidation preference of each share is $25,000 plus accumulated but unpaid dividends. The estimated net proceeds of the offering are $39,696,000 after payment of offering expenses and the underwriting discount. Except for the initial dividend rate and the length of the initial dividend period for the new preferred shares, the rights and preferences of the new preferred shares are the same as the trust's outstanding series M7 preferred shares.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock  Insured Municipal Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Insured Municipal Term Trust Inc., as of December 31, 1999, and the related statement of operations for the year then ended, and of the statements of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Insured Municipal Term Trust Inc. as of December 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were federally tax-exempt interest dividends.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      We have transitioned into the Year 2000, and it is business as usual at BlackRock.

--------------------------------------------------------------------------------
                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Insured Municipal Term Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 1999, the Advisor and its affiliates (together, "BlackRock") managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed-income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. Blackrock manages over 580 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed, or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax. The Trust currently holds no AMT securities.

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                 THE BLACKROCK INSUREDMUNICIPAL TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:           Investment   vehicle  which initially  offers a fixed
                           number of shares and trades on a stock exchange.  The
                           fund  invests  in  a  portfolio  of   securities   in
                           accordance with its stated investment objectives and policies.

DISCOUNT:                  When a fund's net  asset  value  is greater  than its
                           stock price, the fund is said to be trading at a discount.

DIVIDEND:                  Income generated  by securities in  a  portfolio  and
                           distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:     Shareholders  may elect  to  have  all  dividends and
                           distributions   of   capital   gains    automatically
                           reinvested into additional shares of the Trust.

MARKET PRICE:              Price  per   share  of  a  security   trading  in the
                           secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net  asset  value  is  the  total market value of all
                           securities  and other assets held by the Trust,  plus
                           income   accrued   on  its   investment,   minus  any
                           liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                           Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                           STREET JOURNAL on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:        These  securities  are   collateralized  by  the U.S.
                           Government securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy,  MA 02171
(800)  699-1BFM

AUCTION AGENT
Deutsche Bank
Four Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036



   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                               51 West 52nd Street
                                New York, NY10019
                                 (800) 227-7BFM





THE
BLACKROCK
INSURED MUNICIPAL TERM TRUST INC.
==================================
ANNUAL REPORT
DECEMBER 31, 1999


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